CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Diatom Corporation, a Nevada corporation (the "Company"), on Form 10-kSB for the yeaar ended December 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), We, officers and directors of the Company, certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 20, 2006

/s/Russ George	/s/Toby Thatcher	/s/J. Dan Sifford
Russ George President/Director	Toby Thatcher Secretary/Director	J. Dan Sifford Director